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                                                                   EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Registration Statement on Amendment No. 1 to Form S-1 (File No. 333-35715) of our report dated December 7, 1995, on our audits of the financial statements of the KingSize division of WearGuard Corporation. We also consent to the reference to our Firm under the caption, "Experts."

                                          /s/ Coopers & Lybrand L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Columbus, Ohio

September 29, 1997